                                                                     Exhibit 4.4

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                        CENTENNIAL COMMUNICATIONS CORP.



                                      and



                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                    Trustee



                                 _____________



                                   INDENTURE

                         Dated as of _________________,



                                 _____________



                      Senior Subordinated Debt Securities




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

                               TABLE OF CONTENTS


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                                                                          Page
RECITALS OF THE COMPANY..................................................    1

ARTICLE ONE

     DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.............    1
     SECTION 1.01.  Definitions .........................................    1
     Act ................................................................    2
     Affiliate ..........................................................    2
     Authorized Newspaper ...............................................    2
     Bankruptcy Law .....................................................    2
     Board of Directors .................................................    2
     Board Resolution ...................................................    2
     Business Day .......................................................    2
     Capital Stock ......................................................    2
     Closing Price ......................................................    3
     Commission .........................................................    3
     Company ............................................................    3
     Company Request or Company Order ...................................    3
     Corporate Trust Office .............................................    3
     corporation ........................................................    3
     Credit Facility ....................................................    4
     Currency Hedging Agreements ........................................    4
     Custodian ..........................................................    4
     Defaulted Interest .................................................    4
     Event of Default ...................................................    4
     Existing Notes .....................................................    4
     GAAP ...............................................................    4
     Government Securities ..............................................    4
     Holder .............................................................    5
     Indebtedness .......................................................    5
     Indenture ..........................................................    5
     interest ...........................................................    5
     Interest Payment Date ..............................................    5
     Maturity ...........................................................    6
     Non-Payment Default ................................................    6
     Officers ...........................................................    6
     Opinion of Counsel .................................................    6
     Original Issue Discount Security ...................................    6
     Outstanding ........................................................    6
     Pari Passu Indebtedness ............................................    7
     Paying Agent .......................................................    7
     Payment Default ....................................................    7
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
     Person .......................................................................................................    7
     Place of Payment .............................................................................................    7
     Predecessor Security .........................................................................................    7
     principal ....................................................................................................    7
     principal amount .............................................................................................    8
     Redemption Date ..............................................................................................    8
     Redemption Price .............................................................................................    8
     Regular Record Date ..........................................................................................    8
     Reporting Date ...............................................................................................    8
     Responsible Officer ..........................................................................................    8
     Restricted Subsidiary ........................................................................................    8
     Securities ...................................................................................................    8
     Security Register ............................................................................................    8
     Senior Indebtedness ..........................................................................................    9
     Significant Restricted Subsidiary ............................................................................    9
     Special Record Date ..........................................................................................    9
     Stated Maturity ..............................................................................................   10
     Subordinated Indebtedness ....................................................................................   10
     Trustee ......................................................................................................   10
     Trust Indenture Act ..........................................................................................   10
     Unrestricted Subsidiary ......................................................................................   10
     U.S. Government Obligations ..................................................................................   10
     Vice President ...............................................................................................   10
     SECTION 1.02.  Compliance Certificates and Opinions ..........................................................   10
     SECTION 1.03.  Form of Documents Delivered to Trustee ........................................................   11
     SECTION 1.04.  Acts of Holders ...............................................................................   12
     SECTION 1.05.  Notices, etc. to Trustee and Company ..........................................................   13
     SECTION 1.06.  Notice to Holders; Waiver .....................................................................   13
     SECTION 1.07.  Conflict with Trust Indenture Act .............................................................   13
     SECTION 1.08.  Effect of Headings and Table of Contents ......................................................   14
     SECTION 1.09.  Successors and Assigns ........................................................................   14
     SECTION 1.10.  Separability Clause ...........................................................................   14
     SECTION 1.11.  Benefits of Indenture .........................................................................   14
     SECTION 1.12.  Governing Law .................................................................................   14
     SECTION 1.13.  Legal Holidays ................................................................................   14

ARTICLE TWO

     SECURITY FORMS................................................................................................   15
     SECTION 2.01.  Forms Generally ...............................................................................   15
     SECTION 2.02.  Form of Trustee's Certificate of Authentication ...............................................   15

ARTICLE THREE

     THE SECURITIES................................................................................................   16
     SECTION 3.01.  Amount Unlimited; Issuable in Series ..........................................................   16
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     SECTION 3.02.  Denominations ...........................................................   18
     SECTION 3.03.  Execution, Authentication, Delivery and Dating ..........................   18
     SECTION 3.04.  Temporary Securities ....................................................   19
     SECTION 3.05.  Registration, Registration of Transfer and Exchange .....................   20
     SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities ........................   21
     SECTION 3.07.  Payment of Interest; Interest Rights Preserved ..........................   21
     SECTION 3.08.  Persons Deemed Owners ...................................................   23
     SECTION 3.09.  Cancellation ............................................................   23
     SECTION 3.10.  Computation of Interest .................................................   23

ARTICLE FOUR

     SUBORDINATION OF SECURITIES.............................................................   23
     SECTION 4.01.  Securities Subordinate to Senior Indebtedness ...........................   23
     SECTION 4.02.  Payment over of Proceeds upon Dissolution, etc ..........................   24
     SECTION 4.03.  Suspension of Payment When Designated
          Senior Indebtedness in Default ....................................................   25
     SECTION 4.04.  Payment Permitted If No Default .........................................   26
     SECTION 4.05.  Subrogation to Rights of Holders of Senior Indebtedness .................   26
     SECTION 4.06.  Provisions Solely to Define Relative Rights .............................   27
     SECTION 4.07.  Trustee to Effectuate Subordination .....................................   27
     SECTION 4.08.  No Waiver of Subordination Provisions ...................................   27
     SECTION 4.09.  Distribution or Notice to Representative ................................   28
     SECTION 4.10.  Notice to Trustee .......................................................   28
     SECTION 4.11.  Reliance on Judicial Order or Certificate of Liquidating Agent ..........   29
     SECTION 4.12.  Rights of Trustee as a Holder of Senior Indebtedness; Preservation of
          Trustee's Rights...................................................................   29
     SECTION 4.13.  Article Applicable to Paying Agents .....................................   29
     SECTION 4.14.  No Suspension of Remedies ...............................................   29
     SECTION 4.15.  Trust Moneys Not Subordinated ...........................................   30
     SECTION 4.16.  Trustee Not Fiduciary for Holders of Senior Indebtedness ................   30

ARTICLE FIVE

     SATISFACTION AND DISCHARGE..............................................................   30
     SECTION 5.01.  Satisfaction and Discharge of Indenture .................................   30
     SECTION 5.02.  Defeasance ..............................................................   31
     SECTION 5.03.  Application of Trust Money ..............................................   32
     SECTION 5.04.  Repayment of Moneys Held by Paying Agent ................................   32

ARTICLE SIX

     REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT.................................   33
     SECTION 6.01.  Events of Default .......................................................   33
     SECTION 6.02.  Acceleration of Maturity; Rescission and Annulment ......................   34
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
     SECTION 6.03.  Collection of Indebtedness and Suits for Enforcement by Trustee ...................   35
     SECTION 6.04.  Trustee May File Proofs of Claim ..................................................   36
     SECTION 6.05.  Trustee May Enforce Claims Without Possession of Securities .......................   37
     SECTION 6.06.  Application of Money Collected ....................................................   37
     SECTION 6.07.  Limitation on Suits ...............................................................   38
     SECTION 6.08.  Unconditional Right of Holders to Receive
        Principal, Premium and Interest and to Convert ................................................   38
     SECTION 6.09.  Restoration of Rights and Remedies ................................................   39
     SECTION 6.10.  Rights and Remedies Cumulative ....................................................   39
     SECTION 6.11.  Delay or Omission Not Waiver ......................................................   39
     SECTION 6.12.  Control by Holders ................................................................   39
     SECTION 6.13.  Waiver of Past Defaults ...........................................................   40
     SECTION 6.14.  Undertaking for Costs .............................................................   40
     SECTION 6.15.  Waiver of Stay or Extension Laws ..................................................   40

ARTICLE SEVEN

     THE TRUSTEE ......................................................................................   41
     SECTION 7.01.  Certain Duties and Responsibilities ...............................................   41
     SECTION 7.02.  Notice of Defaults ................................................................   42
     SECTION 7.03.  Certain Rights of Trustee .........................................................   42
     SECTION 7.04.  Not Responsible for Recitals or Issuance of Securities ............................   43
     SECTION 7.05.  May Hold Securities ...............................................................   44
     SECTION 7.06.  Money Held in Trust ...............................................................   44
     SECTION 7.07.  Compensation and Reimbursement ....................................................   44
     SECTION 7.08.  Disqualification; Conflicting Interests ...........................................   45
     SECTION 7.09.  Corporate Trustee Required; Eligibility ...........................................   45
     SECTION 7.10.  Resignation and Removal; Appointment of Successor .................................   45
     SECTION 7.11.  Acceptance of Appointment by Successor ............................................   47
     SECTION 7.12.  Merger, Conversion, Consolidation or Succession to Business........................   48
     SECTION 7.13.  Preferential Collection of Claims Against Company .................................   48

ARTICLE EIGHT

     HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.................................................   52
     SECTION 8.01.  Company to Furnish Trustee Names and Addresses of Holders .........................   52
     SECTION 8.02.  Preservation of Information; Communications to Holders ............................   52
     SECTION 8.03.  Reports by Trustee ................................................................   53
     SECTION 8.04.  Reports by Company ................................................................   55

ARTICLE NINE

     CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE..............................................   56
     SECTION 9.01.  Company May Consolidate, etc. Only on Certain Terms ...............................   56
     SECTION 9.02.  Successor Corporation Substituted .................................................   56

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
ARTICLE TEN

     SUPPLEMENTAL INDENTURES.......................................................................................   57
     SECTION 10.01.  Supplemental Indentures Without Consent of Holders ...........................................   57
     SECTION 10.02.  Supplemental Indentures with Consent of Holders ..............................................   58
     SECTION 10.03.  Execution of Supplemental Indentures .........................................................   59
     SECTION 10.04.  Effect of Supplemental Indentures ............................................................   59
     SECTION 10.05.  Conformity with Trust Indenture Act ..........................................................   59
     SECTION 10.06.  Reference in Securities to Supplemental Indentures ...........................................   59

ARTICLE ELEVEN

     COVENANTS.....................................................................................................   60
     SECTION 11.01.  Payment of Principal, Premium and Interest ...................................................   60
     SECTION 11.02.  Maintenance of Office or Agency ..............................................................   60
     SECTION 11.03.  Money for Securities Payments to Be Held in Trust ............................................   60
     SECTION 11.04.  Corporate Existence ..........................................................................   62
     SECTION 11.05.  Payment of Taxes and Other Claims ............................................................   62
     SECTION 11.06.  Maintenance of Properties ....................................................................   62
     SECTION 11.07.  Waiver of Certain Covenants ..................................................................   62
     SECTION 11.08.  Statement by Officers as to Default ..........................................................   63
     SECTION 11.09.  Further Assurances ...........................................................................   63

ARTICLE TWELVE

     REDEMPTION OF SECURITIES......................................................................................   63
     SECTION 12.01.  Applicability of Article .....................................................................   63
     SECTION 12.02.  Election to Redeem; Notice to Trustee ........................................................   63
     SECTION 12.03.  Selection by Trustee of Securities to Be Redeemed ............................................   64
     SECTION 12.04.  Notice of Redemption .........................................................................   64
     SECTION 12.05.  Deposit of Redemption Price ..................................................................   65
     SECTION 12.06.  Securities Payable on Redemption Date ........................................................   65
     SECTION 12.07.  Securities Redeemed in Part ..................................................................   66
     SECTION 12.08.  Securities No Longer Outstanding After Notice
                     to Trustee and Deposit of Cash ...............................................................   66
     SECTION 12.09.  Conversion Arrangement on Call for Redemption ................................................   67

ARTICLE THIRTEEN

     SINKING FUNDS ................................................................................................   67
     SECTION 13.01.  Applicability of Article .....................................................................   67
     SECTION 13.02.  Satisfaction of Sinking Fund Payments with Securities ........................................   68
     SECTION 13.03.  Redemption of Securities for Sinking Fund ....................................................   68

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
ARTICLE FOURTEEN

     IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS .................................   69
     SECTION 14.01.  Exemption from Individual Liability .............................................   69

ARTICLE FIFTEEN MEETINGS OF HOLDERS OF SECURITIES ....................................................   69
     SECTION 15.01.  Purposes of Meetings ............................................................   69
     SECTION 15.02.  Call of Meetings by Trustee .....................................................   70
     SECTION 15.03.  Call of Meetings by Company or Holders ..........................................   70
     SECTION 15.04.  Qualification for Voting ........................................................   70
     SECTION 15.05.  Quorum; Adjourned Meetings ......................................................   71
     SECTION 15.06.  Regulations .....................................................................   71
     SECTION 15.07.  Voting Procedure ................................................................   72
     SECTION 15.08.  Written Consent in Lieu of Meetings .............................................   72
     SECTION 15.09.  No Delay of Rights by Meeting ...................................................   73

ARTICLE SIXTEEN

     CONVERSION OF SECURITIES.........................................................................   73
     SECTION 16.01.  Applicability of Article ........................................................   73
     SECTION 16.02.  Right of Holders to Convert Securities ..........................................   73
     SECTION 16.03.  Issuance of Shares of Capital Stock on Conversion ...............................   74
     SECTION 16.04.  No Payment or Adjustment for Interest or Dividends ..............................   75
     SECTION 16.05.  Adjustment of Conversion Rate ...................................................   75
     SECTION 16.06.  No Fractional Shares to be Issued ...............................................   78
     SECTION 16.07.  Preservation of Conversion Rights Upon
        Consolidation, Merger, Sale or Conveyance ....................................................   79
     SECTION 16.08.  Notice to Holders of a Series Prior to Taking
        Certain Types of Action ......................................................................   80
     SECTION 16.09.  Covenant to Reserve Shares for Issuance on
        Conversion of Securities......................................................................   80
     SECTION 16.10.  Compliance with Governmental Requirements .......................................   81
     SECTION 16.11.  Payment of Taxes Upon Certificates for Shares Issued Upon Conversion ............   81
     SECTION 16.12.  Trustee's Duties With Respect to Conversion Provisions ..........................   81

ARTICLE SEVENTEEN

     MISCELLANEOUS....................................................................................   82
     SECTION 17.01.  Counterparts ....................................................................   82
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                                     -iv-

          INDENTURE, dated as of __________, ____, from CENTENNIAL COMMUNICATIONS CORP., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), having its principal office at 1305 Campus Parkway, Neptune, New Jersey 07753, to NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a corporation organized and existing under the laws of the State of Delaware, as Trustee (the "Trustee").

                            RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Securities"), to be issued in one or more series as in this Indenture provided.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                  ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

SECTION 1.01.  Definitions.
               -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule under the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

          (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article Seven, are defined in that Article.

          "Act" when used with respect to any Holder, has the meaning specified in Section 1.04.

          "Affiliate" means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person or (ii) any officer, director, or controlling stockholder of such other Person. For purposes of this definition, the term "control" means the power to direct the management and policies of a Person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise.

          "Authorized Newspaper" shall mean a newspaper of general circulation in the Borough of Manhattan, The City of New York, and customarily published on each Business Day, currently expected to be The Wall Street Journal (National
                                            -----------------------
Edition). Where successive publications are required to be made in an Authorized Newspaper, the successive publications may be made in the same or different newspapers meeting the foregoing requirements and in each case on any Business Day.

          "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978 as amended, or any similar United States federal or state law relating to bankruptcy, insolvency, receivership, winding up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

          "Board of Directors" means either the board of directors of the Company or any committee of that board duly authorized to act hereunder.

          "Board Resolution" means a copy of a resolution or resolutions certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

          "Business Day" when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

          "Capital Stock" means, with respect to any Person, any capital stock of such Person and shares, interests, participations or other ownership interests (however designated) of any Person and any rights (other than debt securities convertible into capital stock), warrants and options to purchase any of the foregoing, including (without limitation) each class of common stock and preferred stock of such Person if such Person is a corporation, each general and limited partnership interest of such Person if such Person is a partnership and all membership or other interests if such Person is a limited-liability company, and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing Person.

          "Capitalized Lease Obligations" means obligations under a lease that are required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligations shall be the capitalized amount of such obligations, as determined in accordance with GAAP.

          "Closing Price" on any day when used with respect to any class of Capital Stock, shall mean (i) if the stock is then listed or admitted to trading on a national securities exchange in the United States, the last reported sale price, regular way, for the stock as reported in the consolidated transaction or other reporting system for securities listed or traded on such exchange, or (ii) if the stock is listed on the National Association of Securities Dealers, Inc. Automated Quotations System National Market System (the "NASDAQ National Market System"), the last reported sale price, regular way, for the stock, as reported on such list, or (iii) if the stock is not so admitted for trading on any national securities exchange or the NASDAQ National Market System, the average of the last reported closing bid and asked prices reported by the National Association of Securities Dealers, Inc. Automated Quotations System as furnished by any member in good standing of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose or as quoted by the National Quotation Bureau Incorporated. In the event that no such quotation is available for any day, the Board of Directors shall be entitled to determine the current market price on the basis of such quotations as it considers appropriate.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Corporate Trust Office" means the principal office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be administered.

          "corporation" includes corporations, associations, companies and business trusts.

          "Credit Facility" means the Credit Agreement dated as of January 7, 1999, as amended and restated as of February 29, 2000, among Centennial Cellular Operating Co. LLC and Centennial Puerto Rico Operations Corp., as borrowers, the Company as a guarantor and the other guarantors named therein and The Chase Manhattan Bank and other financial institutions party thereto, as such agreement may be, in one or more agreements with one or more lending groups, amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented, or otherwise modified, in whole or in part, from time to time (including, without limitation, any successive renewals, extensions, substitutions, refinances, restructures, replacements, supplementation or other modifications of the foregoing, including those that increase the amount available thereunder in accordance with the terms of this Indenture).

          "Currency Hedging Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values.

          "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

          "Defaulted Interest" has the meaning specified in Section 3.07.

          "Designated Senior Indebtedness" means (i) all Senior Indebtedness under the Credit Facility and (ii) any other Senior Indebtedness which at the time of determination has an aggregate principal amount outstanding of at least $25 million and which is specifically designated in the instrument evidencing such Senior Indebtedness or the agreement under which such Senior Indebtedness arises as "Designated Senior Indebtedness" by the Company.

          "Event of Default" has the meaning specified in Section 6.01.

          "Existing Notes" means the 10 3/4% senior subordinated notes due 2008 issued pursuant to an indenture dated as of December 14, 1998 by and among Centennial Cellular Operating Co. LLC, the Company (as successor to Centennial Finance Corp.) and Norwest Bank Minnesota, National Association as successor Trustee to The Chase Manhattan Bank, as Trustee.

          "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession as in effect from time to time.

          "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which obligations or guarantee the full faith and credit of the United States is pledged and which have a remaining weighted average life to maturity of not more than one year from the date of investment therein.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indebtedness" of any Person means, without duplication, (a) all liabilities and obligations, contingent or otherwise, of such Person, (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (ii) evidenced by bonds, Securities, debentures, or similar instruments, (iii) representing the balance deferred and unpaid of the purchase price of any property or services except (other than accounts payable or other obligations to trade creditors which have remained unpaid for greater than 90 days past their original due date or to financial institutions, which obligations are not being contested in good faith and for which appropriate reserves have been established) those incurred in the ordinary course of its business that would constitute ordinarily a trade payable to trade creditors, (iv) evidenced by bankers' acceptances or similar instruments issued or accepted by banks, (v) for the payment of money relating to a Capitalized Lease Obligation, or (vi) evidenced by a letter of credit or a reimbursement obligation of such Person with respect to any letter of credit;
(b) all obligations of such Person under Interest Rate Protection Obligations or Currency Hedging Agreements; (c) all liabilities of others of the kind described in the preceding clauses (a) or (b) that such Person has guaranteed or that is otherwise its legal liability or which are secured by assets or property of such Person and all obligations to purchase, redeem or acquire any Capital Stock; and
(d) any and all deferrals, renewals, extensions, refinancing and refundings (whether direct or indirect) of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (a), (b),
(c), or this clause (d), whether or not between or among the same parties; provided that the outstanding principal amount at any date of any Indebtedness issued with the original issue discount is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such date.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the form and terms of particular series of Securities established as contemplated by Section 3.01.

          "interest" when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

          "Interest Payment Date" when used wit7h respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

          "Interest Rate Protection Obligations" means, with respect to any Person, the obligations of such Person under (a) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (b) other agreements or arrangements designed to protect such Person against fluctuations in interest rates. For purposes of the Indenture, the amount of such obligations shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such obligation had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such obligation provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligations shall be the net amount so determined, plus any premium due upon default by such Person.

          "Maturity" when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Non-Payment Default" means any event of default (other than a Payment Default) the occurrence of which entitles one or more Persons to accelerate the maturity of any Designated Senior Indebtedness.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

          "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02.

          "Outstanding" when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities or portions thereof for whose payment or redemption money or, as provided in Section 5.02 hereof, U.S. Government Obligations, in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or, except for purposes of Section 5.01, set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed and notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

          (iv) Securities converted into Capital Stock in accordance with Article Sixteen hereof, if the terms of such Securities provide for convertibility pursuant to Section 3.01;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the maturity thereof pursuant to Section 6.01 and (ii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, or upon such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Pari Passu Indebtedness" means with respect to the Company, any Indebtedness of the Company that is pari passu in right of payment to the Securities.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

          "Payment Default" means any default in payment (whether at Stated Maturity, upon scheduled installment, by acceleration or otherwise) of principal or premium, if any, or interest on Designated Senior Indebtedness.

          "Person" means any individual, corporation, partnership, joint venture, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment" when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 3.01.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "principal" of a debt security, including any Security, on any day and for any purpose means the amount (including, without limitation, in the case of an Original Issue

Discount Security, any accrued original issue discount, but excluding interest) that is payable with respect to such debt security as of such date and for such purpose (including, without limitation, in connection with any sinking fund, upon any redemption at the option of the Company upon any purchase or exchange at the option of the Company or the holder of such debt security and upon any acceleration of the maturity of such debt security).

          "principal amount" of a debt security, including any Security, means the principal amount as set forth on the face of such debt security.

          "Redemption Date" when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price" when used with respect to any Security to be redeemed, means the price (exclusive of accrued interest, if any) at which it is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

          "Reporting Date" shall mean, when used with respect to any series of Securities, the date (and each successive anniversary thereof) established by a Board Resolution pursuant to Section 3.01 which shall be a date no more than ten months from the date of the initial issuance of such series of Securities under this Indenture.

          "Representative" means (i) with respect to the Credit Facility, the agent bank and (ii) with respect to any other Senior Indebtedness, the indenture trustee or other trustee, agent or representative for the holders of such Senior Indebtedness.

          "Responsible Officer" when used with respect to the Trustee, means any officer assigned to and working in the corporate trust department of the Trustee, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

          "Restricted Subsidiary" means any Subsidiary of the Company, that has not been designated by the Board of Directors of the Company by board resolution delivered to the Trustee as an Unrestricted Subsidiary.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

          "Senior Indebtedness" means the principal of, premium, if any, and interest (including interest, to the extent allowable, accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy law) on any Indebtedness of the Company (other than as otherwise provided in this definition), whether outstanding on the date of the Indenture or thereafter created, incurred or assumed, and whether at any time owing, actually or contingent, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of Securities. Notwithstanding the foregoing, "Senior Indebtedness" shall not include:

          (1)  Indebtedness evidenced by the Securities,

          (2) Indebtedness that is subordinate or junior in right of payment to any Indebtedness of the Company,

          (3) Indebtedness which when incurred and without respect to any election under Section 1111(b) of Title 11 United States Code, is without recourse to the Company,

          (4)  Indebtedness which is represented by Capital Stock,

          (5) any liability for foreign, federal, state, local or other taxes owed or owing by the Company to the extent such liability constitutes Indebtedness,

          (6) Indebtedness of the Company to a Subsidiary or any other Affiliate of the Company or any of such Affiliate's Subsidiaries,

          (7) to the extent it might constitute Indebtedness, amounts owing for goods, materials or services purchased in the ordinary course of business or consisting of trade accounts payable owed or owing by the Company, and amounts owed by the Company for compensation to employees or services rendered to the Company,

          (8) that portion of any Indebtedness which at the time of issuance is issued in violation of the Indenture, and

          (9) Indebtedness evidenced by any guarantee of any Subordinated Indebtedness or Pari Passu Indebtedness, including, without limitation, the Existing Notes.

          "Significant Restricted Subsidiary" means one or more Restricted Subsidiaries having an aggregate net book value of assets in excess of 5.0% of the net book value of the assets of the Company and its Restricted Subsidiaries on a consolidated basis.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

          "Stated Maturity" when used with respect to any Security or any instalment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable.

          "Subordinated Indebtedness" means Indebtedness of the Company subordinated in right of Securities, as the case may be.

          "Subsidiary" with respect to any Person, means (1) a corporation at least 50.0% of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person, or (2) a partnership in which such Person or a Subsidiary of such Person is, at the time, a general partner of such partnership, or (3) any Person in which such Person, one or more Subsidiaries of such Person, or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has (x) at least a 50.0% ownership interest or (y) the power to elect or direct the election of the directors or other governing body of such Person.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and as in force at the date as of which this instrument was executed, except as provided in Section 10.05.

          "Unrestricted Subsidiary" means any Subsidiary of the Company so designated by the Board of Directors of the Company by board resolution delivered to the Trustee as an Unrestricted Subsidiary.

          "U.S. Government Obligations" has the meaning specified in Section
5.02.

          "Vice President" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 1.02.  Compliance Certificates and Opinions.
               ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than annual certificates provided pursuant to Section 11.08) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.03.  Form of Documents Delivered to Trustee.
               --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or Opinion of Counsel, or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel or representation by counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.04.  Acts of Holders.
               ---------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing or by the record of the Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article Fifteen; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or any such record is delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments or such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 15.07 and the record so proved shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof, or may be proved in such other manner as shall be deemed sufficient by the Trustee. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Securities shall be proved by the Security Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (e) The Company or the Trustee, as applicable, may set a date for the purpose of determining the Holders of Securities entitled to consent, vote or take any other action referred to in this Section 1.04, which date shall be not less than 10 days nor more than 60 days prior to the taking of the consent, vote or other action.

SECTION 1.05.  Notices, etc. to Trustee and Company.
               ------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of the Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office and, unless otherwise herein expressly provided, any such document shall be deemed to be sufficiently made, given, furnished or filed upon its receipt by a Responsible Officer of the Trustee, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 1.06.  Notice to Holders; Waiver.
               -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.07.  Conflict with Trust Indenture Act.
               ---------------------------------

          If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c), such imposed duties shall control.

SECTION 1.08.  Effect of Headings and Table of Contents.
               ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.09.  Successors and Assigns.
               ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10.  Separability Clause.
               -------------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11.  Benefits of Indenture.
               ---------------------

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders and to the extent provided in Article Four the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12.  Governing Law.
               -------------

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 1.13.  Legal Holidays.
               --------------

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal of (and premium, if any) or interest, if any, on such Security need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no additional interest shall accrue with respect to the payment due on such date for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                  ARTICLE TWO

                                 SECURITY FORMS

SECTION 2.01.  Forms Generally.
               ---------------

          The Securities of each series shall be in substantially the form established from time to time by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities. Any such Board Resolution or record of such action shall have attached thereto a true and correct copy of the form of Security referred to therein approved by or pursuant to such Board Resolution.

          The Trustee's certificate of authentication shall be in substantially
                     -
the form set forth in this Article.

          The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.02.  Form of Trustee's Certificate of Authentication.
               -----------------------------------------------

          The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

          This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

                                   NORWEST BANK MINNESOTA, NATIONAL
                                   ASSOCIATION, as Trustee


                                   By ___________________________
                                         Authorized Signature

                                 ARTICLE THREE

                                 THE SECURITIES

SECTION 3.01.  Amount Unlimited; Issuable in Series.
               ------------------------------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other securities of the series pursuant to Section 3.04, 3.05, 3.06, 10.06 or 12.07);

          (3) the date or dates on which the principal (and premium, if any) of the Securities of the series is payable or the method of determination thereof;

          (4) the rate or rates (which may be fixed or variable), or the method of determination thereof, at which the Securities of the series shall bear interest, if any, including the rate of interest applicable on overdue payments of principal or interest, if different from the rate of interest stated in the title of the Security, the date or dates from which such interest shall accrue or the method of determination thereof, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

          (5) the Paying Agent or Paying Agents for the Securities of the series if other than the Trustee;

          (6)  the Place of Payment of the Securities of the series;

          (7) if applicable, the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 6.02;

          (11) if the provisions of Section 5.02 of this Indenture are to apply to the Securities of the series, a statement indicating the same;

          (12) any deletions from or modifications of or additions to the Events of Default set forth in Section 6.01 pertaining to the Securities of the series ;

          (13) the form of the Securities of the series;

          (14) the obligation, if any, of the Company to permit the conversion of the Securities into Capital Stock and the terms and conditions upon which such conversion shall be effected (including, without limitation, the initial conversion rate, the conversion period and any other provision in addition to or in lieu of those set forth in this Indenture relative to such obligation);

          (15) any other terms of a particular series and any other provisions expressing or referring to the terms and conditions upon which the Securities of that series are to be issued, which terms and provisions are not in conflict with the provisions of this Indenture or do not adversely affect the rights of Holders of any other series of Securities then Outstanding); provided, however, that the addition to or subtraction from or variation of Articles Four, Five, Six, Nine, Eleven and Sixteen (and
     Section 1.01 insofar as it relates to the definition of certain terms as used in such Articles) with regard to the Securities of a particular series shall not be deemed to constitute a conflict with the provisions of those Articles; and

          (16) the Reporting Date of the Securities of the series.

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

          The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Four. The Securities of all series shall rank on a parity in right of payment.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an

Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

SECTION 3.02.  Denominations.
               -------------

          The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 3.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 3.03.  Execution, Authentication, Delivery and Dating.
               ----------------------------------------------

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive and (subject to Section 7.01) shall be fully protected in relying upon the documents specified in Section 314 of the Trust Indenture Act, and, in addition:

          (a) a Board Resolution relating thereto, and if applicable, an appropriate record of any action taken pursuant to such Board Resolution, certified by the Secretary or Assistant Secretary of the Company;

          (b)  an executed supplemental indenture, if any; and

          (c)  an Opinion of Counsel which shall state

          (1) that the form and terms of such Securities have been established by or pursuant to Board Resolutions, by a supplemental indenture or by both such resolution or resolutions and such supplemental indenture in conformity with the provisions of this Indenture;

          (2) that the supplemental indenture, if any, when executed and delivered by the Company and the Trustee, will constitute a valid and legally binding obligation of the Company; and

          (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles, and will be entitled to the benefits of this Indenture.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 3.04.  Temporary Securities.
               --------------------

          Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, reproduced or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 3.05.  Registration, Registration of Transfer and Exchange.
               ---------------------------------------------------

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity.

          At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of an equal aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank reasonably acceptable to the Trustee or by a member of a national securities exchange.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 10.06 or 12.07 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 12.03 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities.
               ------------------------------------------------

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.07.  Payment of Interest; Interest Rights Preserved.
               ----------------------------------------------

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          At the option of the Company, interest on the Securities of any series that bear interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Security Register.

          Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date ("Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.08. Persons Deemed Owners.
              ---------------------

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.09. Cancellation.
              ------------

          All Securities surrendered for payment, redemption, conversion, registration of transfer or exchange or for credit against any sinking fund payment or analogous obligation shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and promptly shall be cancelled by it and, if surrendered to the Trustee, shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered promptly shall be cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed in accordance with applicable securities laws.

SECTION 3.10. Computation of Interest.
              -----------------------

          Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.


                                 ARTICLE FOUR

                          SUBORDINATION OF SECURITIES

SECTION 4.01. Securities Subordinate to Senior Indebtedness.
              ---------------------------------------------

          The Company covenants and agrees, and each Holder of Securities, by its acceptance thereof, likewise covenants and agrees, for the benefit of the holders, from time to time, of Senior Indebtedness that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Securities and the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full in cash or cash equivalents of all Senior Indebtedness; provided, however, that the Securities, the Indebtedness represented thereby and the payment of the principal of (and premium, if any) and interest on the Securities in all respects shall rank equally with, or prior to, all existing and future senior subordinated indebtedness (including, without limitation, Indebtedness) of the Company that is subordinated to Senior Indebtedness.

SECTION 4.02. Payment over of Proceeds upon Dissolution, etc.
              -----------------------------------------------

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relating to the Company or to its assets, or
(b) any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or other marshalling of assets or liabilities of the Company (except in connection with the consolidation or merger of the Company or its liquidation or dissolution following the conveyance, transfer or lease of all of the properties and assets of the Company substantially as an entirety upon the terms and conditions described under Article Nine), then and in any event:

          (1) the holders of Senior Indebtedness will be entitled to receive payment in full in cash or cash equivalents of all Senior Indebtedness, or provision shall be made for such payment in full, before the Holders of Securities will be entitled to receive any payment or distribution of any kind or character (other than any payment or distribution in the form of equity securities or subordinated securities of the Company or any successor obligor that, in the case of any such subordinated securities, are subordinated in right of payment to all Senior Indebtedness that may at the time be outstanding to at least the same extent as the Securities are so subordinated as provided in this Indenture (such equity securities or subordinated securities hereinafter being "Permitted Junior Securities") and any payment made pursuant to Article Five from monies or U.S. Government Obligations previously deposited with the Trustee) on account of principal of, or premium, if any, or interest on the Securities;

          (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than a payment or distribution in the form of Permitted Junior Securities and any payments made pursuant to Article Five from monies or U.S. Government Obligations previously deposited with the Trustee), by set-off or otherwise, to which the Holders of the Securities or the Trustee would be entitled but for the provisions of this Indenture shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

          The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of all of the properties and assets of the Company substantially as an entirety to another Person upon the terms and conditions set forth in Article Nine shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this
Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in Article Nine.

SECTION 4.03 Suspension of Payment When Designated Senior Indebtedness in
             ------------------------------------------------------------
Default.
-------

          (a) Unless Section 4.02 shall be applicable, upon the occurrence of a Payment Default, no payment or distribution of any assets of the Company of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities and payments made pursuant to Article Five from monies or U.S. Government Obligations previously deposited with the Trustee), may be made by or on behalf of the Company on account of principal of, premium, if any, or interest on the Securities or on account of the purchase, redemption or other acquisition of Securities until such Payment Default shall have been cured or waived in writing from the agent bank or any other representative of a holder of Designated Senior Indebtedness or shall have ceased to exist or such Designated Senior Indebtedness shall have been discharged or paid in full in cash or cash equivalents, after which the Company shall resume making any and all required payments in respect of the Securities, including any missed payments.

          (b) Unless Section 4.02 shall be applicable, upon (1) the occurrence of a Non-Payment Default and (2) receipt by the Trustee of written notice thereof from the agent bank or any other representative of a holder of Designated Senior Indebtedness, then no payment or distribution of any assets of the Company of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities and payments made pursuant to Article Five from monies or U.S. Government Obligations previously deposited with the Trustee), may be made by or on behalf of the Company on account of principal of, premium, if any, or interest on the Securities or on account of the purchase, redemption or other acquisition of Securities for a period (a "Payment Blockage Period") commencing on the date of receipt by the Trustee of written notice from the agent bank or any other such representative of the holders of Designated Senior Indebtedness in respect of which the Non-Payment Default exists and shall end on the earliest of (i) 179 days thereafter (provided that any Designated Senior Indebtedness as to which notice was given shall not theretofore have been accelerated, in which case the provisions of paragraph (a) shall apply), (ii) the date on which such Non-Payment Default is cured, waived or ceases to exist or such Designated Senior Indebtedness is discharged or paid in full in cash or cash equivalents or (iii) the date on which such Payment Blockage Period shall have been terminated by written notice to the Trustee or the Company from the party initiating such Payment Blockage Period, after which the Company will resume making any and all required payments in respect of the Securities, including any missed payments. In any event, not more than one Payment Blockage Period may be commenced during any period of 365 consecutive days, and there must be at least 186 consecutive days in every 365 day period during which there is no Payment Blockage Period. No event of default that existed or was continuing on the date of the commencement of any Payment Blockage Period will be, or can be made, the basis for the commencement of a subsequent Payment Blockage Period, unless such default has been cured or waived for a period of not less than 90 consecutive days subsequent to the commencement of such initial Payment Blockage Period.

          In the event that, notwithstanding the foregoing and the provisions of
Section 4.02, any payment or distribution shall be made to the Trustee which is prohibited by the foregoing provisions of this Section and the provisions of
Section 4.02, then and in such event such payment shall be paid over and delivered forthwith by the Trustee to the agent bank or any other representative of holders of Designated Senior Indebtedness, as their interests may appear, for application to Designated Senior Indebtedness.

SECTION 4.04. Payment Permitted If No Default.
              -------------------------------

          Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 4.02 or under the conditions described in Section 4.03, from making payments at any time of principal of, and premium, if any, or interest on the Securities.

SECTION 4.05. Subrogation to Rights of Holders of Senior Indebtedness.
              -------------------------------------------------------

          Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all Pari Passu Indebtedness of the Company) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness to the extent that distributions otherwise payable to the holders of the Securities have been applied to the payment of Senior Indebtedness. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or on their behalf or by the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness; it being understood that the provisions of this Article are intended solely for the purpose of determining the relative rights of the Holders of Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand.

SECTION 4.06. Provisions Solely to Define Relative Rights.
              -------------------------------------------

          The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of, and premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness.

SECTION 4.07. Trustee to Effectuate Subordination.
              -----------------------------------

          Each Holder of a Security by its acceptance thereof authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 4.08. No Waiver of Subordination Provisions.
              -------------------------------------

          (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          (b) Without in any way limiting the generality of paragraph (a) of this Section, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Holders and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 4.09  Distribution or Notice to Representative.
              ----------------------------------------

          Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative.

          Upon any payment or distribution of assets of the Company referred to in this Article Four, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other acts pertinent thereto or to this Article Four.

SECTION 4.10.  Notice to Trustee.
               -----------------

          (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company, the agent bank or a holder of Senior Indebtedness or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to Sections 315(a) through 315(d) of the Trust Indenture Act, shall be entitled in all respects to assume that no such facts exist; provided, however, that, if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, and premium, if any, or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

          (b) Subject to Sections 315(a) through 315(d) of the Trust Indenture Act, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing itself to be a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this

Article and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 4.11  Reliance on Judicial Order or Certificate of Liquidating Agent.
              --------------------------------------------------------------

          Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to Sections 315(a) through 315(d) of the Trust Indenture Act, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, Custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article; provided that such court, trustee, receiver, Custodian, assignee, agent or other Person has been apprized of, or the order, decree or certificate makes reference to, the provisions of this Article.

SECTION 4.12  Rights of Trustee as a Holder of Senior Indebtedness; Preservation
              ------------------------------------------------------------------
of Trustee's Rights.
-------------------

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

SECTION 4.13. Article Applicable to Paying Agents.
              -----------------------------------

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 4.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 4.14. No Suspension of Remedies.
              -------------------------

          Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Six or to pursue any rights or remedies hereunder or under applicable law, except as provided in Article Six.

SECTION 4.15. Trust Moneys Not Subordinated.
              -----------------------------

          Notwithstanding anything contained herein to the contrary, payments from cash or the proceeds of Government Securities held in trust under Article Five hereof by the Trustee (or other qualifying trustee) and which were deposited in accordance with the terms of Article Four hereof and not in violation of Section 4.03 hereof for the payment of principal of (and premium, if any) and interest on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article Four, and none of the Holders shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness or any other creditor of the Company.

SECTION 4.16. Trustee Not Fiduciary for Holders of Senior Indebtedness.
              ---------------------------------------------------------

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall mistakenly, in the absence of gross negligence or wilful misconduct, pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.


                                 ARTICLE FIVE

                          SATISFACTION AND DISCHARGE

SECTION 5.01. Satisfaction and Discharge of Indenture.
              ---------------------------------------

          This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute such instruments as may be requested by the Company acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 11.03) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

               (i)   have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06), for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.07 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 5.03 and the last paragraph of Section 11.03 shall survive.

SECTION 5.02. Defeasance.
              ----------

          Provided that the same has been duly authorized with respect to Securities of a particular series pursuant to Section 3.01(11), if, at any time after the date hereof, the Company shall deposit with the Trustee, in trust for the benefit of the Holders thereof, (i) funds sufficient to pay, or (ii) U.S. Government Obligations (as defined below) as will, or will together with the income thereon without consideration of any reinvestment thereof, be sufficient to pay all sums due for the principal of (and premium, if any) and interest, if any, on the Securities of such series, as they shall become due from time to time, and shall pay all costs, charges and expenses incurred or to be incurred by the Trustee in relation thereto or in carrying out the provisions of this Indenture, this Indenture shall cease to be of further effect with respect to Securities of such series (except as to (i) the Company's obligations, as the case may be, with respect to Securities of such series under Sections 3.05, 3.06 and 11.02, (ii) rights of Holders to receive payments of the principal of (and premium, if any) and interest, if any, on the Securities of such series as they shall become due from time to time and other rights, duties and obligations of Holders as beneficiaries hereof with respect to the amounts so deposited with the Trustee, (iii) rights of conversion of any Security, the terms of which provide for conversion (which shall continue in full force and effect pursuant to the terms set forth in Article Sixteen to the extent provided for in such terms), and (iv) the rights, obligations and immunities of the Trustee hereunder (for which purposes the Securities of such series shall be deemed outstanding)), and the Trustee, on the written request of the Company, accompanied by the Officer's Certificate and Opinion of Counsel required by Section 1.02, shall execute and deliver to the Company such instruments as shall be requisite to evidence the satisfaction thereof with respect to Securities of such series.

          As used in this Article Five, "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the Company thereof, and will also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specified payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

SECTION 5.03. Application of Trust Money.
              --------------------------

          Subject to the provisions of the last paragraph of Section 11.03, all money deposited with the Trustee pursuant to Sections 5.01 and 5.02 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

SECTION 5.04. Repayment of Moneys Held by Paying Agent.
              ----------------------------------------

          Any money deposited with the Trustee or any other Paying Agent remaining unclaimed by the holders of any Securities for two years and eleven months after the date upon which the principal of or interest on such Securities shall have become due and payable, shall be repaid to the Company by the Trustee or any such other Paying Agent and such holders shall thereafter be entitled to look to the Company only as general creditors for payment thereof (unless otherwise provided by law); provided, however, that, before the Trustee or any such other Paying Agent is required to make any such payment to the Company, the Trustee may, upon the request of the Company and at the expense of the Company, cause to be published once in an Authorized Newspaper a notice that such money remains unclaimed and that, after the date set forth in said notice, the balance of such money then unclaimed will be returned to the Company.


                                  ARTICLE SIX

                          REMEDIES OF THE TRUSTEE AND
                          HOLDERS ON EVENT OF DEFAULT

SECTION 6.01.  Events of Default.
               -----------------

          "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days (whether or not such default shall be by reason of the operation of the provisions of Article Four); or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity (whether or not such default shall be by reason of the operation of the provisions of Article
     Four); or

          (3) default in the deposit of any sinking fund payment or analogous obligation, when and as due by the terms of any Security of that series (whether or not such default shall be by reason of the operation of the provisions of Article Four); or

          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture or any Security of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Significant Restricted Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Significant Restricted Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Restricted Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Restricted Subsidiary of any substantial part of their property, or ordering the winding up or liquidation of their affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (6) the commencement by the Company or any Significant Restricted Subsidiary of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Significant Restricted Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Significant Restricted Subsidiary of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of their inability to pay their debts generally as they become due, or the taking of corporate action by the Company or any Significant Restricted Subsidiary in furtherance of any such action; or

          (7) any other Event of Default provided with respect to Securities of that series.

SECTION 6.02. Acceleration of Maturity; Rescission and Annulment.
              --------------------------------------------------

          If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable, anything in this Indenture or in any of the Securities of such series to the contrary notwithstanding; provided, however, that payment of principal of (and premium, if any) and interest on the Securities of such series shall remain subordinated to the extent provided in Article Four.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A)  all overdue interest on all Securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

          and

          (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 6.03. Collection of Indebtedness and Suits for Enforcement by Trustee.
              ---------------------------------------------------------------

          The Company covenants that if

          (1) default is made in the payment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days,

          (2) default is made in the payment of the principal of (or, premium, if any, on) any Security at the Maturity thereof, or

          (3) default is made in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due pursuant to the terms of any Security,

the Company, upon demand of the Trustee, will pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, including any sinking fund payment or analogous obligations (and premium, if any) and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 6.04. Trustee May File Proofs of Claim.
              --------------------------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents and take such other actions, including participating as a member, voting or otherwise, of any official committee of creditors appointed in such matter, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the

Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except as aforesaid, to vote for the election of a trustee in bankruptcy or similar person or to participate as a member, voting or otherwise, on any committee of creditors.

SECTION 6.05. Trustee May Enforce Claims Without Possession of Securities.
              -----------------------------------------------------------

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 6.06. Application of Money Collected.
              ------------------------------

          Subject to the provisions of Article Four, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section
     7.07;

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

          THIRD: To the payment of the remainder, if any, to the Company, its successors or assigns, or to whomever may be so lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

SECTION 6.07.  Limitation on Suits.
               -------------------

          No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than a majority in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 6.08. Unconditional Right of Holders to Receive Principal, Premium and
              ----------------------------------------------------------------
              Interest and to Convert.
              -----------------------

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment (subject to the provisions of Article Four) of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date), the right, which is also absolute and unconditional, to require the conversion of his Securities pursuant to Article Sixteen hereof if the terms of such Securities provide for convertibility pursuant to Section 3.01 and the right to institute suit for the enforcement of any such payment or of such right to convert, and such rights shall not be impaired without the consent of such Holder.

SECTION 6.09.  Restoration of Rights and Remedies.
               ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 6.10.  Rights and Remedies Cumulative.
               ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 6.11.  Delay or Omission Not Waiver.
               ----------------------------

          No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 6.12.  Control by Holders.
               ------------------

          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders of the Securities of such series not taking part in such direction, or to the Holders of the Securities of any other series, and

          (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 6.13.  Waiver of Past Defaults.
               -----------------------

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 6.14. Undertaking for Costs.
              ---------------------

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 6.15.  Waiver of Stay or Extension Laws.
               --------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE SEVEN

                                  THE TRUSTEE

SECTION 7.01. Certain Duties and Responsibilities.
              -----------------------------------

          (a)  Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture but need not verify the accuracy of the contents thereof or whether procedures specified by or pursuant to the provisions of this Indenture have been followed in the preparation thereof.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

          (1) this subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 6.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 7.02. Notice of Defaults.
              ------------------

          Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund or analogous obligation instalment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the
                              -------
character specified in Section 6.01(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 7.03.  Certain Rights of Trustee.
               -------------------------

          Subject to the provisions of Section 7.01:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be deemed to have notice or knowledge of any matter unless a Responsible Officer assigned to and working in the Trustee's corporate trust department has actual knowledge thereof or unless written notice thereof is received by the Trustee at the Corporate Trust Office and such notice references the Securities generally, the Company or this Indenture. Whenever reference is made in this Indenture to an Event of Default, such reference shall, insofar as determining any liability on the part of the Trustee is concerned, be construed to refer only to an Event of Default of which the Trustee is deemed to have knowledge in accordance with this paragraph; and

          (i) the permissive right of the Trustee to take or refrain from taking any actions enumerated in this Indenture shall not be construed as a duty.

SECTION 7.04. Not Responsible for Recitals or Issuance of Securities.
              ------------------------------------------------------

          The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 7.05.  May Hold Securities.
               -------------------

          The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 7.08 and 7.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 7.06.  Money Held in Trust.
               -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder.

SECTION 7.07.  Compensation and Reimbursement.
               ------------------------------

     The Company agrees (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses, including reasonable attorneys' fees, of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee, except funds held in trust for the benefit of the Holders of particular Securities.

          If the Trustee incurs expenses or renders services after the occurrence of an Event of Default specified in clause (4) or (5) of Section 6.01, the expenses and the compensation for the services will be intended to constitute expenses of administration under any Bankruptcy Law.

          The provisions of this Section 7.07 and any lien arising hereunder shall survive the resignation or removal of the Trustee, the dischare of the Company's obligations pursuant to Article VIII of this Indenture and any rejection or termination of the Indenture under any Bankruptcy Law.

SECTION 7.08.  Disqualification; Conflicting Interests.
               ---------------------------------------

          The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded this Indenture with respect to Securities of any particular series of Securities other than that series. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

SECTION 7.09.  Corporate Trustee Required; Eligibility.
               ---------------------------------------

          There shall at all times be a corporate Trustee hereunder which complies with the requirements of Section 310(a) of the Trust Indenture Act, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and having its Corporate Trust Office in the Borough of Manhattan, The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 7.10.  Resignation and Removal; Appointment of Successor.
               -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 7.11.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 7.11 shall not have been delivered to the Trustee within 10 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

          (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 7.08(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 6.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 7.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 7.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 7.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 7.11.  Acceptance of Appointment by Successor.
               --------------------------------------

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 7.12. Merger, Conversion, Consolidation or Succession to Business.
              -----------------------------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 7.13.  Preferential Collection of Claims Against Company.
               -------------------------------------------------

          (a) Subject to subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in subsection (c) of this Section:

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and
                  -------
     its other creditors, in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

          (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and(iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable state law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;

          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section, would occur within three months; or

          (D)  to receive payment on any claim referred to in paragraph (B) or
     (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

          For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

          If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable state law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

          Any Trustee which has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three-month period, it shall be subject to the provisions of this subsection if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three-month period; and

          (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

          (b) There shall be excluded from the operation of subsection (a) of this Section a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in subsection (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in subsection (c) of this Section.

          (c)  For the purposes of this Section only:

          (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

          (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

          (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

          (5) the term "Company" means any obligor upon the Securities at the time in question; and

          (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

                                 ARTICLE EIGHT

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 8.01. Company to Furnish Trustee Names and Addresses of Holders.
              ---------------------------------------------------------

          The Company will furnish or cause to be furnished to the Trustee

          (a) semi-annually, either (i) not later than June 1 and November 1 in each year in the case of Original Issue Discount Securities of any series which by their terms do not bear interest prior to Maturity, or (ii) not more than 15 days after each Regular Record Date in the case of Securities of any other series, a list, each in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the preceding June 1 or November 1 or as of such Regular Record Date, as the case may be; and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Security Registrar with respect to Securities of any series, no such lists need be furnished.

SECTION 8.02. Preservation of Information; Communications to Holders.
              ------------------------------------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 8.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 8.01 upon receipt of a new list so furnished.

          (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit to such other Holders, then the Trustee shall, within five business days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 8.02(a), or

          (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the

          Trustee in accordance with Section 8.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 8.02(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held responsible by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 8.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 8.02(b).

SECTION 8.03. Reports by Trustee.
              ------------------

          (a) Within 60 days after the first Reporting Date occurring subsequent to the initial issuance of Securities hereunder and within 60 days after each Reporting Date occurring thereafter, the Trustee shall transmit by mail to the Holders, as hereinafter provided, a brief report (but in no event shall such report be transmitted more than twelve months after the date of the initial issuance of the Securities in the case of the first such report and at stated intervals of more than twelve months in the case of each subsequent report) dated as of such Reporting Date with respect to any of the following events which may have occurred during the twelve months preceding the date of such report (but if no such event has occurred within such period, no report need be transmitted):

          (1) any change to its eligibility under Section 7.09 and its qualifications under Section 7.08, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

          (2) the creation of or any material change to a relationship specified in Section 310(b)(1) through Section 310(b)(10) of the Trust Indenture Act;

          (3) the character and amount of any advances (and, if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding for which it is Trustee on the date of such report;

          (4) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 7.13(b)(2), (3),
     (4) or (6);

          (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

          (6) any additional issue of Securities which the Trustee has not previously reported; and

          (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 7.02.

          (b) The Trustee shall transmit by mail to the Holders, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding for which it is Trustee at such time, such report to be transmitted within 90 days after such time.

          (c) All reports required by this Section 8.03, and all other reports or notices which are required by any other provision of this Indenture to be transmitted in accordance with the provisions of this Section 8.03, shall be transmitted by mail: (i) to all registered Holders, as their names and addresses appear in the Security Register; (ii) to such Holders of such series as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and (iii) except in the case of reports pursuant to subsection (b) of this Section 8.03, to all Holders of such series whose names and addresses have been furnished to or received by the Trustee pursuant to Section 8.01. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 8.04. Reports by Company.
              ------------------

          The Company shall:

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE NINE

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 9.01. Company May Consolidate, etc. Only on Certain Terms.
              ---------------------------------------------------

          The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

          (1) in case the Company shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed; and

          (2) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 9.02. Successor Corporation Substituted.
              ---------------------------------

          Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 9.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE TEN

                            SUPPLEMENTAL INDENTURES

SECTION 10.01.  Supplemental Indentures Without Consent of Holders.
                --------------------------------------------------

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities pursuant to Article Nine and to provide for the adjustment of conversion rights pursuant to Section 16.07; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series of Securities, stating that such Events of Default are expressly being included solely to be applicable to such series); or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to provide for uncertificated Securities (so long as any "registration-required obligation" within the meaning of section 163(f)(2) of the Internal Revenue Code of 1986, as amended, is in registered form for purposes of such section); or

          (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (6)  to add guarantees of the Securities; or

          (7)  to secure the Securities; or

          (8) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

          (9) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.11(b); or

          (10) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provision with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

SECTION 10.02. Supplemental Indentures with Consent of Holders.
               -----------------------------------------------

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or alter or impair the right to convert any Security at the rate and upon the terms provided for in this Indenture or the form of such Security, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02, or adversely affect any right of repayment at the option of the Holder of any Security, or reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous obligation, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3)  modify any of the provisions of this Section, Section 6.13 or
     Section 11.07, except to increase any such percentage or to provide that certain other provisions of this

     Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

Notwithstanding the foregoing, no consent of the Holders shall be necessary to permit the execution of supplemental indentures pursuant to Section 16.07. A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of the Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 10.03.  Execution of Supplemental Indentures.
                ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee in its sole discretion may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 10.04.  Effect of Supplemental Indentures.
                ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 10.05.  Conformity with Trust Indenture Act.
                -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 10.06.  Reference in Securities to Supplemental Indentures.
                --------------------------------------------------

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                ARTICLE ELEVEN

                                   COVENANTS

SECTION 11.01.  Payment of Principal, Premium and Interest.
                ------------------------------------------

          The Company covenants and agrees for the benefit of the Holders of Securities of each series that it will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities of that series in accordance with the terms of the Securities of that series and this Indenture.

SECTION 11.02.  Maintenance of Office or Agency.
                -------------------------------

          The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be surrendered for registration of transfer and exchange, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where the Securities may be presented for payment or, for Securities of each series that is convertible, for conversion. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 11.03.  Money for Securities Payments to Be Held in Trust.
                -------------------------------------------------

          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest, if any, on the Securities of that series, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act or of any failure by the Company (or by any other obligor on the Securities of that series) to make any payment of the principal of (and premium, if any) or interest, if any, on the Securities of such series when the same shall be due and payable.

          Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, at or prior to the opening of business on each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          If the Company shall appoint a Paying Agent other than the Trustee for any series of Securities, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on the Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest, if any, on the Securities of that series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge with respect to one or more or all series of Securities hereunder or for any other reason, pay or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust for any such series by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request subject to applicable abandoned property and escheat law, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once a week for two consecutive weeks (in each case on any day of the week) in an Authorized Newspaper notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 11.04.  Corporate Existence.
                -------------------

          Subject to Article Nine, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

SECTION 11.05.  Payment of Taxes and Other Claims.
                ---------------------------------

          The Company will, and will cause each Restricted Subsidiary to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Restricted Subsidiary or upon the income, profits or property of the Company or any Restricted Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Restricted Subsidiary; provided, however, that neither the Company nor any Restricted Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 11.06.  Maintenance of Properties.
                -------------------------

          The Company will cause all its properties used or useful in the conduct of its business to be maintained and kept in reasonably good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section shall prevent the

Company from discontinuing the operation or maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders of the Securities of any series.

SECTION 11.07.  Waiver of Certain Covenants.
                ---------------------------

          The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 11.04, 11.05 and 11.06, with respect to the Securities of any series, if before the time for such compliance the Holders of at least 66 2/3% in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 11.08.  Statement by Officers as to Default.
                -----------------------------------

          The Company will, within 90 days after the close of each fiscal year, commencing with the first fiscal year following the issuance of Securities of any series under this Indenture, file with the Trustee a certificate of the principal executive officer, the principal financial officer or the principal accounting officer of the Company, covering the period from the date of issuance of such Securities to the end of the fiscal year in which such Securities were issued, in the case of the first such certificate, and covering the preceding fiscal year in the case of each subsequent certificate, and stating whether or not, to the knowledge of the signer, the Company has complied with all conditions and covenants on its part contained in this Indenture, and, if the signer has obtained knowledge of any default by the Company in the performance, observance or fulfillment of any such condition or covenant, specifying each such default and the nature thereof. For the purpose of this Section 11.08, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

SECTION 11.09.  Further Assurances.
                ------------------

          From time to time whenever reasonably demanded by the Trustee, the Company will make, execute and deliver or cause to be made, executed and delivered any and all such further and other instruments and assurances as may be reasonably necessary or proper to carry out the intention or facilitate the performance of the terms of this Indenture.


                                ARTICLE TWELVE

                           REDEMPTION OF SECURITIES

SECTION 12.01.  Applicability of Article.
                ------------------------

          Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

SECTION 12.02.  Election to Redeem; Notice to Trustee.
                -------------------------------------

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.

In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 12.03.  Selection by Trustee of Securities to Be Redeemed.
                -------------------------------------------------

          If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series; provided, however, that Securities of such series registered in the name of the Company shall be excluded from any such selection for redemption until all Securities of such series not so registered shall have been previously selected for redemption. For the purposes of such selection in case of redemption of less than all the Securities of any series, the Trustee and the Company shall have the option to treat as Outstanding Securities any Securities of such series which are surrendered for conversion after the fifteenth day immediately preceding the mailing of notice of such redemption, and need not treat as Outstanding Securities any Securities authenticated and delivered during such period in exchange for the unconverted portion of any Securities converted in part during such period.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 12.04.  Notice of Redemption.
                --------------------

          Notice of redemption shall be given not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

          All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (5)  if applicable, the current conversion price or rate,

          (6) if applicable, that the right of the Holder to convert Securities called for redemption shall terminate at the close of business on the Redemption Date (or such other day as may be specified as contemplated by Section 3.01 for Securities of any series),

          (7) if applicable, that Holders who want to convert Securities called for redemption must satisfy the requirements for conversion contained in such Securities,

          (8) that, subject to Section 16.04, interest, if any, accrued to the date fixed for redemption will be paid as specified in said notice,

          (9) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

          (10) that the redemption is for a sinking fund, if such is the case.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. No such notice shall be given at any time when the Company or the Trustee shall have received notice that there exists a default specified in the first paragraph of Section 4.03 or that such a default will exist at the date fixed for such redemption or as a result of such redemption.

SECTION 12.05.  Deposit of Redemption Price.
                ---------------------------

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 11.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date, other than any Securities of such series called for redemption on such date which have been converted prior to the date of such deposit.

SECTION 12.06.  Securities Payable on Redemption Date.
                -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. The right to convert such Securities or portions thereof, if the terms of such Securities provide for conversion pursuant to Section 3.01, shall terminate at the close of business on the Redemption Date or such other day as may be specified as contemplated by Section
3.01 for Securities of such series. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, subject to Section 16.04, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

          If any Security called for redemption pursuant to Section 12.01 is converted pursuant to Article Sixteen, any monies deposited with the Trustee for the purpose of paying or redeeming any such Security shall be promptly paid to the Company.

SECTION 12.07.  Securities Redeemed in Part.
                ---------------------------

          Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the security so surrendered. Securities in denominations larger than $1,000 may be redeemed in part, but only in whole multiples of $1,000.

SECTION 12.08.  Securities No Longer Outstanding After Notice to Trustee and
                ------------------------------------------------------------
                Deposit of Cash.
                ---------------

          If the Company, having given notice to the Trustee as provided in
Section 12.02, shall have deposited with the Trustee or a Paying Agent, for the benefit of the Holders of any Securities of any series or portions thereof called for redemption in whole or in part cash or other form of payment if permitted by the terms of such Securities (which amount shall be immediately due and payable to the Holders of such Securities or portions thereof), in the amount necessary so to redeem all such Securities or portions thereof on the Redemption Date and provision satisfactory to the Trustee shall have been made for the giving of notice of such redemption, such Securities or portions thereof, shall thereupon, for all purposes of this Indenture, be deemed to be no longer Outstanding, and the Holders thereof shall be entitled to no rights thereunder or hereunder, except the right to receive payment of the Redemption Price, together with interest accrued to the Redemption Date, on or after the Redemption Date of such Securities or portions thereof and the right to convert such Securities or portions thereof, if the terms of such Securities provide for convertibility pursuant to Section 3.01 at or prior to the close of business on the Redemption Date.

SECTION 12.09.  Conversion Arrangement on Call for Redemption.
                ---------------------------------------------

          In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Trustee or the Paying Agent in trust for the Holders, on or before 10:00 a.m. New York time on the Redemption Date, an amount no less than the Redemption Price, together with interest, if any, accrued to the Redemption Date of such Securities, in immediately available funds. Notwithstanding anything to the contrary contained in this Article Twelve, the obligation of the Company to pay the Redemption Price of such Securities, including all accrued interest, if any, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article Sixteen) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the last day on which Securities of such series called for redemption may be converted in accordance with this Indenture and the terms of such Securities, subject to payment of the above amount aforesaid. The Trustee or the Paying Agent shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it in the same manner as it would moneys deposited with it by the Company for the redemption of Securities. Without the Trustee's and the Paying Agent's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee or the Paying Agent as set forth in this Indenture, and the Company agrees to indemnify the Trustee and the Paying Agent from, and hold them harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Trustee and the Paying Agent in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.


                               ARTICLE THIRTEEN

                                 SINKING FUNDS

SECTION 13.01.  Applicability of Article.
                ------------------------

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 13.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 13.02.  Satisfaction of Sinking Fund Payments with Securities.
                -----------------------------------------------------

          The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited or converted pursuant to the terms of such Securities. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 13.03.  Redemption of Securities for Sinking Fund.
                -----------------------------------------

          Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 13.02 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 12.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 12.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 12.06 and 12.07.

                               ARTICLE FOURTEEN

                   IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                            OFFICERS AND DIRECTORS

SECTION 14.01.  Exemption from Individual Liability.
                -----------------------------------

          No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities.


                                ARTICLE FIFTEEN

                       MEETINGS OF HOLDERS OF SECURITIES

SECTION 15.01.  Purposes of Meetings.
                --------------------

          A meeting of Holders of Securities of all or any series may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

          (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive any default hereunder and its consequences, or to take any other action authorized to be taken by the Holders of Securities pursuant to any of the provisions of Article Six;

          (2) to remove the Trustee and appoint a successor Trustee pursuant to the provisions of Article Seven;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

          (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified percentage in aggregate principal amount of the Securities of all or any series, as the case may be, under any other provision of this Indenture or under applicable law.

SECTION 15.02.  Call of Meetings by Trustee.
                ---------------------------

          The Trustee may at any time call a meeting of Holders of Securities of all or any series to take any action specified in Section 15.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Holders of Securities of all or any series, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to all Holders of Securities of each series that may be affected by the action proposed to be taken at such meeting by publication at least twice in an Authorized Newspaper prior to the date fixed for the meeting, the first publication to be not less than 20 nor more than 180 days prior to the date fixed for the meeting, and the last publication to be not more than five days prior to the date fixed for the meeting, or such notice may be given to Holders by mailing the same by first class mail, postage prepaid, to the Holders of Securities at the time Outstanding, at their addresses as they shall appear in the Security Register, not less than 20 nor more than 60 days prior to the date fixed for the meeting. Failure to receive such notice or any defect therein shall in no case affect the validity of any action taken at such meeting. Any meeting of Holders of Securities of all or any series shall be valid without notice if the Holders of all such Securities Outstanding, the Company and the Trustee are present in person or by proxy or shall have waived notice thereof before or after the meeting.

SECTION 15.03.  Call of Meetings by Company or Holders.
                --------------------------------------

          In case at any time the Company, by Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Securities then Outstanding of each series that may be affected by the action proposed to be taken at the meeting shall have requested the Trustee to call a meeting of Holders of Securities of all series that may be so affected to take any action authorized in Section 15.01 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed or made the first publication of the notice of such meeting within 30 days after receipt of such request, then the Company or the Holders in the amount above specified may determine the time and the place in the Borough of Manhattan, The City of New York for such meeting and may call such meeting by mailing or publishing notice thereof as provided in Section 15.02.

SECTION 15.04.  Qualification for Voting.
                ------------------------

          To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Securities of a series affected by the action proposed to be taken, or (b) be a Person appointed by an instrument in writing as proxy by the Holder of one or more such Securities. The right of Holders to have their votes counted shall be subject to the proviso in the definition of "Outstanding" in Section 1.01. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 15.05.  Quorum; Adjourned Meetings.
                --------------------------

          At any meeting of Holders, the presence of Persons holding or representing Securities in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall be necessary to constitute a quorum. No business shall be transacted in the absence of a quorum unless a quorum is represented when the meeting is called to order. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of the Holders of Securities (as provided in Section 15.03), be dissolved. In any other case the Persons holding or representing a majority in aggregate principal amount of the Securities represented at the meeting may adjourn such a meeting for a period of not less than 10 days with the same effect, for all intents and purposes, as though a quorum had been present. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be similarly further adjourned for a period of not less than 10 days. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 15.02 except that, in the case of publication, such notice need be published only once but must be given not less than five days prior to the date on which the meeting is scheduled to be reconvened, and in the case of mailing, such notice may be mailed not less than five days prior to such date.

          Any Holder of a Security who has executed an instrument in writing complying with the provisions of Section 1.04 shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided, however, that such Holder shall be considered as present or voting only with respect to the matters covered by such instrument in writing.

          Any resolution passed or decision taken at any meeting of the Holders of Securities of any series duly held in accordance with this Section shall be binding on all Holders of such series of Securities whether or not present or represented at the meeting.

SECTION 15.06.  Regulations.
                -----------

          Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

          The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 15.03, in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting.

          At any meeting each Holder of a Security of a series entitled to vote at such meeting, or proxy therefor, shall be entitled to one vote for each $1,000 principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Outstanding") of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote except as a Holder of Securities of such series or proxy therefor. Any meeting of Holders of Securities duly called pursuant to the provisions of
Section 15.02 or 15.03 at which a quorum is present may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

SECTION 15.07.  Voting Procedure.
                ----------------

          The vote upon any resolution submitted to any meeting of Holders shall be by written ballot on which shall be subscribed the signatures of the Holders of Securities entitled to vote at such meeting, or proxies therefor, and on which shall be inscribed an identifying number or numbers or to which shall be attached a list of identifying numbers of the Securities so held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed or published as provided in Section 15.02 and, if applicable, Section 15.05. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

          Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 15.08.  Written Consent in Lieu of Meetings.
                -----------------------------------

          The written authorization or consent by the Holders of the requisite percentage in aggregate principal amount of Securities of any series herein provided, entitled to vote at any such meeting, evidenced as provided in Section
1.04 and filed with the Trustee, shall be effective in lieu of a meeting of the Holders of Securities of such series, with respect to any matter provided for in this Article Fifteen.

SECTION 15.09.  No Delay of Rights by Meeting.
                -----------------------------

          Nothing in this Article contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders of Securities of any or all series or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or the Holders of Securities of any or all such series under any provisions of this Indenture or the Securities.


                                ARTICLE SIXTEEN

                           CONVERSION OF SECURITIES

SECTION 16.01.  Applicability of Article.
                ------------------------

          Securities of any series which are convertible into Capital Stock at the option of the Holder shall be convertible in accordance with their terms and (unless otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article. Each reference in this Article Sixteen to "a Security" or "the Securities" refers to the Securities of the particular series that is convertible into Capital Stock. If more than one series of Securities with conversion privileges are outstanding at any time, the provisions of this Article Sixteen shall be applied separately to each such series.

SECTION 16.02.  Right of Holders to Convert Securities.
                --------------------------------------

          Subject to and upon compliance with the terms of the Securities and the provisions of Section 12.09 and this Article Sixteen, at the option of the Holder thereof, any Security of any series of any authorized denomination, or any portion of the principal amount thereof which is $1,000 or any integral multiple of $1,000, may, at any time during the period specified in the Securities of such series, or in case such Security or portion thereof shall have been called for redemption, then in respect of such Security or portion thereof until and including, but not after (unless the Company shall default in payment due upon the redemption thereof) the close of business on the Redemption Date except that in the case of redemption at the option of the Holder, if specified in the terms of such Securities, such right shall terminate upon receipt of written notice of the exercise of such option, be converted into duly authorized, validly issued, fully paid and nonassessable shares of the Capital Stock into which such Security is convertible as specified in such Security, at the conversion rate for each $1,000 principal amount of Securities in effect on the conversion date (such conversion rate reflecting the initial conversion rate specified in such Security or, in case an adjustment in the conversion rate has taken place pursuant to the provisions of Section 16.05, then at the applicable conversion rate as so adjusted), upon surrender of the Security or Securities, the principal amount of which is so to be converted, to the Company at any time during usual business hours at the office or agency to be maintained by it in accordance with the provisions of Section 11.02, accompanied by a written notice of election to convert as provided in Section
16.03 and, if so required by the Company and the Trustee, by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by the registered Holder or his attorney duly authorized in writing. All Securities surrendered for conversion shall, if surrendered to the Company or any conversion agent, be delivered to the Trustee for cancellation and cancelled by it, or shall, if surrendered to the Trustee, be cancelled by it, as provided in Section 3.09.

          The initial conversion rate in respect of a series of Securities shall be as specified in the Securities of such series. The conversion rate will be subject to adjustment on the terms set forth in Section 16.05 or such other or different terms, if any, as may be specified by Section 3.01 for Securities of such series. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of it.

SECTION 16.03.  Issuance of Shares of Capital Stock on Conversion.
                -------------------------------------------------

          As promptly as practicable after the surrender, as herein provided, of any Security or Securities for conversion, the Company shall deliver or cause to be delivered at its said office or agency to or upon the written order of the Holder of the Security or Securities so surrendered a certificate or certificates representing the number of duly authorized, validly issued, fully paid and nonassessable shares of Capital Stock into which such Security or Securities may be converted in accordance with the terms thereof and the provisions of this Article Sixteen. Prior to delivery of such certificate or certificates, the Company shall require a written notice at its said office or agency from the Holder of the Security or Securities so surrendered stating that the Holder irrevocably elects to convert such Security or Securities, or, if less than the entire principal amount thereof is to be converted, stating the portion thereof to be converted. Such notice shall also state the name or names (with address and social security or other taxpayer identification number) in which said certificate or certificates are to be issued. Such conversion shall be deemed to have been made immediately prior to the close of business on the date that such Security or Securities shall have been surrendered for conversion and such notice shall have been received by the Company or the Trustee, the rights of the Holder of such Security or Securities as a Holder shall cease at such time, the person or persons entitled to receive the shares of Capital Stock upon conversion of such Security or Securities shall be treated for all purposes as having become the record holder or holders of such shares of Capital Stock at such time and such conversion shall be at the conversion rate in effect at such time. In the case of any Security of any series which is converted in part only, upon such conversion, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, as requested by such Holder, a new Security or Securities of such series of authorized denomination in aggregate principal amount equal to the unconverted portion of such Security.

          If the last day on which a Security may be converted is not a Business Day in a place where a conversion agent is located, the Security may be surrendered to that conversion agent on the next succeeding day that is a Business Day.

          The Company will not be required to deliver certificates for shares of Capital Stock upon conversion while its stock transfer books are closed for a meeting of shareholders or for the payment of dividends or for any other purpose, but certificates for shares of Capital Stock shall be delivered as soon as the stock transfer books shall again be opened.

SECTION 16.04.  No Payment or Adjustment for Interest or Dividends.
                --------------------------------------------------

          Unless otherwise specified as contemplated by Section 3.01 for Securities of such series, Securities surrendered for conversion during the period from the close of business on any Regular Record Date (or Special Record Date for payment of defaulted interest) next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (except Securities called for redemption on a Redemption Date within such period) when surrendered for conversion must be accompanied by payment of an amount equal to the interest thereon which the registered Holder is to receive on such Interest Payment Date; provided, however, that if the Company shall default in the payment of said interest, such funds shall be returned to the payer thereof. Payment of interest shall be made, as of such Interest Payment Date or such date, as the case may be, to the Holder of record as of such Regular, or Special Record Date, as applicable. Except where Securities surrendered for conversion must be accompanied by payment as described above, no interest on converted Securities will be payable by the Company on any Interest Payment Date subsequent to the date of conversion. No other payment or adjustment for interest or dividends is to be made upon conversion. Notwithstanding the foregoing, upon conversion of any Original Issue Discount Security, the fixed number of shares of Capital Stock into which such Security is convertible delivered by the Company to the Holder thereof shall be applied, first, to pay the accrued original issue discount attributable to the period from the date of issuance to the date of conversion of such Security, and, second, to pay the balance of the principal amount of such Security.

SECTION 16.05.  Adjustment of Conversion Rate.
                -----------------------------

          Unless otherwise specified as contemplated by Section 3.01 for Securities of such series, the conversion rate for Securities in effect at any time shall be subject to adjustment as follows:

          (a) In case the Company shall (i) declare a dividend or make a distribution in the class of Capital Stock into which Securities of such series are convertible in shares of its Capital Stock, (ii) subdivide the outstanding shares of the class of Capital Stock into which Securities of such series are convertible into a greater number of shares, (iii) combine the outstanding shares of the class of Capital Stock into which Securities of such series are convertible into a smaller number of shares, or (iv) issue by reclassification of the shares of the class of Capital Stock into which Securities of such series are convertible (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) any shares, the conversion rate for the Securities of such series in effect at the time of the record date for such dividend or distribution, or the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder of any Security of such series surrendered for conversion after such time shall be entitled to receive the number and kind of shares which he would have owned or have been entitled to receive had such Security been converted immediately prior to such time. Similar adjustments shall be made whenever any event listed above shall occur.

          (b) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of the class of Capital Stock into which Securities of such series are convertible entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase shares of such class of Capital Stock (or securities convertible into shares of such class of Capital Stock) at a price per share (or, in the case of a right or warrant to purchase securities convertible into such class of Capital Stock, having a conversion price per share, after adding thereto the exercise price, computed on the basis of the maximum number of shares of such class of Capital Stock issuable upon conversion of such convertible securities, per share of such class of Capital Stock so issuable) less than the current market price per share of such class of Capital Stock (as defined in subsection (d) below) on the date on which such issuance was declared or otherwise announced by the Company (the "Determination Date"), the number of shares of such class of Capital Stock into which each $1,000 principal amount of Securities shall be convertible after such record date shall be determined by multiplying the number of shares of such class of Capital Stock into which such principal amount of Securities was convertible immediately prior to such record date by a fraction, of which the numerator shall be the number of shares of such class of Capital Stock outstanding on the Determination Date plus the number of additional shares of such class of Capital Stock offered for subscription or purchase (or in the case of a right or warrant to purchase securities convertible into such class of Capital Stock, the aggregate number of additional shares of such class of Capital Stock into which the convertible securities so offered are initially convertible), and of which the denominator shall be the number of shares of such class of Capital Stock outstanding on the Determination Date plus the number of shares of such class of Capital Stock obtained by dividing the aggregate offering price of the total number of shares so offered (or, in the case of a right or warrant to purchase securities convertible into such class of Capital Stock, the aggregate initial conversion price of the convertible securities so offered, after adding thereto the aggregate exercise price of such rights or warrants computed on the basis of the maximum number of shares of such class of Capital Stock issuable upon conversion of such convertible securities) by such current market price. Shares of such class of Capital Stock of the Company owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and to the extent that shares of such class of Capital Stock are not delivered (or securities convertible into shares of such class of Capital Stock are not delivered) after the expiration of such rights or warrants (or, in the case of rights or warrants to purchase securities convertible into such class of Capital Stock once exercised, the expiration of the conversion right of such securities) the conversion rate shall be readjusted to the conversion rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants (or securities convertible into shares) been made upon the basis of delivery of only the number of shares actually delivered. In the event that such rights or warrants are not so issued, the conversion rate shall again be adjusted to be the conversion rate which would then be in effect if such record date had not been fixed.

          (c) In case the Company shall fix a record date for the making of a distribution to all holders of the class of Capital Stock into which Securities of such series are convertible (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of its indebtedness or assets (excluding any cash dividends paid from retained earnings and dividends payable in Capital Stock for which adjustment is made pursuant to subsection (a) above) or subscription rights or warrants (excluding subscription rights or warrants to purchase the class of Capital Stock into which Securities of such series are convertible), the number of shares of such class of Capital Stock into which each $1,000 principal amount of Securities of such series shall be convertible after such record date shall be determined by multiplying the number of shares of such class of Capital Stock into which such principal amount of Securities was convertible immediately prior to such record date by a fraction, of which the numerator shall be the fair market value of the assets of the Company, after deducting therefrom all liabilities of the Company and all preferences (including accrued but unpaid dividends) in respect of classes of Capital Stock having a preference with respect to the assets of the Company over such class of Capital Stock (all as determined by the Board of Directors, whose determination shall be conclusive, and described in a certificate signed by the Chairmen of the Board, the President, any Vice President, the Treasurer or the Controller of the Company, filed with the Trustee and each conversion agent) on such record date, and of which the denominator shall be such fair market value after deducting therefrom such liabilities and preferences, less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a statement filed with the Trustee and each conversion agent) of the assets or evidences of indebtedness, so distributed or of such subscription rights or warrants applicable, so distributed. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the conversion rate shall again be adjusted to the conversion rate which would then be in effect if such record date had not been fixed.

          (d)  For the purpose of any computation under subsection (b) above and
Section 16.06, the current market price per share of the Capital Stock on any date as of which such price is to be computed shall mean the average of the Closing Prices for the 30 consecutive Business Days commencing 45 Business Days before such date.

          (e) No adjustment in the conversion rate shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such rate; provided, however, that any adjustments which by reason of this subsection (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment, and provided, further, that adjustments shall be required and made in accordance with the provisions of this Article Sixteen (other than this subsection (e)) not later than such time as may be required in order to preserve the tax-free nature of a distribution for United States income tax purposes to the Holders of Securities or the class of Capital Stock into which such Securities are convertible. All calculations under this Article Sixteen shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be. Anything in this Section 16.05 to the contrary notwithstanding, the Company shall be entitled to make such adjustments in the conversion rate, in addition to those required by this
Section 16.05, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable for United States income tax purposes.

          (f) Whenever the conversion rate is adjusted, as herein provided, the Company shall promptly file with the Trustee and with the office or agency maintained by the Company for the conversion of Securities of such series pursuant to Section 11.02, a certificate of a firm of independent public accountants of recognized national standing selected by the Board of Directors (who may be the regular accountants employed by the Company) setting forth the conversion rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. Such certificate shall be conclusive evidence of the correctness of such adjustment. Neither the Trustee nor any conversion agent shall be under any duty or responsibility with respect to any such certificate or any facts or computations set forth therein, except to exhibit said certificate from time to time to any Holder of such series desiring to inspect the same. The Company shall promptly cause a notice setting forth the adjusted conversion rate to be mailed to the Holders of such series, as their names and addresses appear upon the Security Register.

          (g) In the event that at any time, as a result of shares of any other class of Capital Stock becoming issuable in exchange or substitution for or in lieu of shares of the class of Capital Stock into which such Securities are convertible or as a result of an adjustment made pursuant to subsection (a) above, the Holder of any Security of such series thereafter surrendered for conversion shall become entitled to receive any shares of the Company other than shares of the class of Capital Stock into which the Securities of such series are convertible, thereafter the number of such other shares so receivable upon conversion of any Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the class of Capital Stock into which the Securities of such series are convertible contained in subsections (a) to (f), inclusive, above, and the provisions of this Article Sixteen with respect to the class of Capital Stock into which the Securities of such series are convertible shall apply on like terms to any such other shares.

          (h) The conversion rate with respect to any Original Issue Discount Securities, the terms of which provide for convertibility, shall not be adjusted during the term of such Original Issue Discount Securities for accrued original issue discount.

          (i) In the event that the Securities of any series are convertible into more than one class of Capital Stock, the provisions of this Section 16.05 shall apply separately to events affecting each such class.

SECTION 16.06.  No Fractional Shares to be Issued.
                ---------------------------------

          No fractional shares of Capital Stock shall be issued upon conversions of Securities. If more than one Security of any series shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities of such series (or specified portions thereof to the extent permitted hereby) so surrendered. Instead of a fraction of a share of Capital Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction of a share in an amount equal to the same fractional interest of the current market price (as defined in Section 16.05) per share of Capital Stock on the Business Day next preceding the day of conversion.

SECTION 16.07.  Preservation of Conversion Rights Upon Consolidation, Merger,
                -------------------------------------------------------------
Sale or Conveyance.
------------------

          In case of any consolidation of the Company with, or merger of the Company into, any other corporation (other than a consolidation or merger in which the Company is the continuing corporation), or in the case of any sale or transfer of all or substantially all of the assets of the Company, the corporation formed by such consolidation or the corporation into which the Company shall have been merged or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to the Trustee, a supplemental indenture, subject to the provisions of Articles Nine and Ten as they relate to supplemental indentures, providing that the Holder of each Security then Outstanding of a series which was convertible into Capital Stock shall have the right thereafter to convert such Security into the kind and amount of shares of stock and other securities and property, including cash, receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Capital Stock of the Company into which such Securities might have been converted immediately prior to such consolidation, merger, sale or transfer. Such supplemental indenture shall conform to the provisions of the Trust Indenture Act of 1939 as then in effect and shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Sixteen. Neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provision contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property receivable by Holders upon the conversion of their Securities after any such consolidation, merger, sale or transfer, or to any adjustment to be made with respect thereto and, subject to the provisions of Section 7.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto. If in the case of any such consolidation, merger, sale or transfer, the stock or other securities and property receivable by a Holder includes stock or other securities and property of a corporation other than the successor or purchasing corporation, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders as the Board of Directors shall reasonably consider necessary. The above provisions of this Section 16.07 shall similarly apply to successive consolidations, mergers, sales or transfers.

SECTION 16.08.  Notice to Holders of a Series Prior to Taking Certain Types of
                --------------------------------------------------------------
Action.
------

          With respect to the Securities of any series, in case:

          (a) the Company shall authorize the issuance to all holders of the class of Capital Stock into which Securities of such series are convertible of rights or warrants to subscribe for or purchase shares of its Capital Stock or of any other right;

          (b) the Company shall authorize the distribution to all holders of the class of Capital Stock into which Securities of such series are convertible of evidences of its indebtedness or assets (except for the exclusions with respect to certain dividends set forth in Section 16.05(c));

          (c) of any subdivision, combination or reclassification of the class of Capital Stock into which Securities of such series are convertible or of any consolidation or merger to which the Company is a party and for which approval by the shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the Trustee at the office or agency maintained for the purpose of conversion of Securities of such series pursuant to Section 11.02, and shall cause to be mailed to the Holders of such series, at their last addresses as they shall appear upon the Security Register, at least ten days prior to the applicable record date hereinafter specified, a notice stating (i) the date as of which the holders of such class of Capital Stock to be entitled to receive any such rights, warrants or distribution are to be determined, or (ii) the date on which any such subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action is expected to become effective, and the date as of which it is expected that holders of record of such class of Capital Stock shall be entitled to exchange their Capital Stock of such class for securities or other property, if any, deliverable upon such subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action. The failure to give the notice required by this Section 16.08 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action, or the vote upon any of the foregoing. Such notice shall also be published by and at the expense of the Company not later than the aforesaid filing date at least once in an Authorized Newspaper.

SECTION 16.09.  Covenant to Reserve Shares for Issuance on Conversion of
                --------------------------------------------------------
Securities.
----------

          The Company covenants that at all times it will reserve and keep available out of each class of its authorized Capital Stock, free from preemptive rights, solely for the purpose of issue upon conversion of Securities of any series as herein provided, such number of shares of

Capital Stock of such class as shall then be issuable upon the conversion of all Outstanding Securities of such series. The Company covenants that all shares of Capital Stock which shall be so issuable shall, when issued or delivered, be duly and validly issued shares of the class of authorized Capital Stock into which Securities of such series are convertible, and shall be fully paid and nonassessable, free of all liens and charges and not subject to preemptive rights and that, upon conversion, the appropriate capital stock accounts of the Company will be duly credited.

SECTION 16.10.  Compliance with Governmental Requirements.
                -----------------------------------------

          The Company covenants that if any shares of Capital Stock required to be reserved for purposes of conversion of Securities hereunder require registration or listing with or approval of any governmental authority under any federal or state law, pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act, or any national or regional securities exchange on which such Capital Stock is listed at the time of delivery of any shares of such Capital Stock, before such shares may be issued upon conversion, the Company will use its best efforts to cause such shares to be duly registered, listed or approved, as the case may be.

SECTION 16.11.  Payment of Taxes Upon Certificates for Shares Issued Upon
                ---------------------------------------------------------
Conversion.
----------

          The issuance of certificates for shares of Capital Stock upon the conversion of Securities shall be made without charge to the converting Holders for any tax (including, without limitation, all documentary and stamp taxes) in respect of the issuance and delivery of such certificates, and such certificates shall be issued in the respective names of, or in such name as may be directed by, the Holders of the Securities converted; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the Security converted, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

SECTION 16.12.  Trustee's Duties With Respect to Conversion Provisions.
                ------------------------------------------------------

          The Trustee and any conversion agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the conversion rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the registration under securities laws, listing, validity or value (or the kind or amount) of any shares of Capital Stock, or of any other securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversions, and the Trustee, subject to the provisions of Section 7.01, and any conversion agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article Sixteen.


                               ARTICLE SEVENTEEN

                                 MISCELLANEOUS

SECTION 17.01.  Counterparts.
                ------------

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:                       CENTENNIAL COMMUNICATIONS CORP.

__________________________    By__________________________
    Secretary

Attest:                       NORWEST BANK MINNESOTA, NATIONAL
                              ASSOCIATION, as Trustee

___________________________   By__________________________

                        CENTENNIAL COMMUNICATIONS CORP.

                   Reconciliation and Tie between Indenture,
                         dated as of _______________,
                                      and
                    Trust Indenture Act of 1939, as amended

Trust Indenture                                   Indenture
  Act Section                                      Section
---------------                                   ---------
310(a)(1)........................................   7.09
   (a)(2)........................................   7.09
   (a)(3)........................................   Not applicable
   (a)(4)........................................   Not applicable
   (b)...........................................   7.08, 7.10
311(a)...........................................   7.13(a)
   (b)...........................................   7.13(b)
312(a)...........................................   8.01, 8.02(a)
   (b)...........................................   8.02(b)
   (c)...........................................   8.02(c)
313(a)...........................................   8.03(a)
   (b)(1)........................................   Not applicable
   (b)(2)........................................   8.03(b)
   (c)...........................................   8.03(c)
   (d)...........................................   8.03(c)
314(a)...........................................   8.04
   (a)(4)........................................   11.08
   (b)...........................................   Not applicable
   (c)(1)........................................   1.02
   (c)(2)........................................   1.02
   (c)(3)........................................   Not applicable
   (d)...........................................   Not applicable
   (e)...........................................   1.02
315(a)...........................................   7.01(a)
   (b)...........................................   7.02, 8.03(a)(6)
   (c)...........................................   7.01(b)
   (d)(1)........................................   7.01(a)
   (d)(2)........................................   7.01(c)
   (d)(3)........................................   7.01(c)
   (e)...........................................   6.14
316(a)(1)(A).....................................   6.12
   (a)(1)(B).....................................   6.13
   (a)(2)........................................   Not applicable
   (b)...........................................   6.08
317(a)(1)........................................   6.03

   (a)(2)........................................   6.04
   (b)...........................................   11.03
318(a)...........................................   1.07

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.